Exhibit 10.13

DEED OF ASSIGNMENT

(PRODUCTION SHARING CONTRACT – BLOCK 12 EEZ)

The present deed of assignment is concluded between:

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE, represented by the Agência Nacional do Petróleo de São Tomé e Príncipe, hereinafter referred to as “ANP-STP”;

and

EQUATOR EXPLORATION STP BLOCK 12 LIMITED, a company existing under the laws of the Commonwealth of The Bahamas whose registered office is at Lyford Manor (West Bldg), Western Road, Lyford Cay, P. O. Box CB-13007, Nassau, The Bahamas with a branch registered in Sao Tome and Principe with the Guiché Único under nº 5541/2016 at Avenida da Independência nº 392, Sao Tome, hereinafter referred to as “EQUATOR”;

and

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company existing under the laws of the Cayman Islands, registered in the Commercial Registry of the Cayman Islands with the number WT-301785, with registered offices in 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands with a branch registered in Sao Tome and Principe with the Guiché Único under nº 5492/2016 at Rua Soldado Paulo Ferreira, Edificio Francisco Cabral, 1º Andar CP. 410 São Tomé, hereinafter referred to as “KOSMOS”.

ANP-STP, EQUATOR and KOSMOS may collectively be referred to as the “Parties”

WHEREAS

A.THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE represented by the Agência Nacional do Petróleo de São Tomé e Príncipe, (“ANP-STP”) and EQUATOR are parties to the Production Sharing Contract signed with the Democratic Republic of Sao Tome and Principe on 19 February, 2016 (the “Contract”), in pursuance of which they have obtained the exclusive right to undertake petroleum operations in Block 12 within the territory of Sao Tome and Principe;

B.EQUATOR has an eighty seven and a half percent (87.5%) participating interest in the

Contract, which for the purpose of the Assignment Equator has divided it in two parts, one of sixty five percent (65%) and another of twenty two and a half percent (22.5%). Equator agreed to assign and transfer to KOSMOS, which agreed to receive, the above referred sixty five percent (65%) participating interest (the “Assignment”);

C.Article 19 of the Contract permits the parties to the Contract comprising the Contractor to assign and transfer in whole or in part their participating interest in the Contract with the respective rights, interests and obligations;

D.Under article 19 of the Contract, ANP-STP, by its letter dated 30th of March 2016, with the Ref Nº.057/ANP/GM/2016, authorized the Assignment and made known that it does not intend to exercise any preferential rights in relation to the Assignment;

E.The Parties agree to the Assignment.

In witness whereof, the Parties have agreed the following between themselves in consideration of the obligations set out in the present deed of assignment:

Article 1

The Assignment shall be effective on the date this Deed of Assignment is signed by all Parties (the “Effective Date”).

Article 2

By virtue of this Deed of Assignment, EQUATOR assigns and transfers to KOSMOS, and KOSMOS receives, the sixty five percent (65%) participating interest referred to in Recital B, with all rights, interests and obligations (the “Assigned Interest”), so that the percentage interest held by the parties in the Contract as of the Effective Date shall be as follows:

ANP-STPtwelve and a half percent (12.5%);

EQUATOR twenty two and a half percent (22.5%);

KOSMOS sixty five percent (65%).

ANP-STP and EQUATOR agree that KOSMOS shall be named as Operator under the Contract.

Article 3

KOSMOS acknowledges and accepts that it shall assume and fulfil all the obligations, responsibilities and duties from the Effective Date, under the Contract that may arise after this date related to the Assigned Interest.

KOSMOS undertakes to indemnify and hold each of ANP-STP and EQUATOR harmless from and against all such obligations, liabilities, duties, costs and expenses arising out of operations relating to the Contract which accrue after the Effective Date to the extent they are related to the Assigned Interest.

Article 4

EQUATOR declares and warrants that it has not transferred, assigned or pledged the Assigned Interest and EQUATOR undertakes to indemnify and shall hold ANP-STP and KOSMOS harmless from all direct claims, losses or damages that ANP-STP and KOSMOS may suffer or incur owing to a violation of the above declaration and warranty.

EQUATOR herein undertakes to indemnify and hold KOSMOS harmless from all direct responsibilities and obligations relating to the Assigned Interest which accrue before the Effective Date.

Article 5

The Parties shall sign all other documents and shall carry out all other requirements that may be necessary or desirable in order to confirm and record the assignment of the Assigned Interest to make the Assignment effective in accordance with the laws of the Democratic Republic of Sao Tome and Principe.

Article 6

All the terms used in the present Deed of Assignment, which are not expressly defined herein, will have the same definition as that indicated in the Contract.

In witness whereof, the Parties have duly signed this deed of assignment in three (3) originals in the Portuguese language and in three (3) originals in the English language. The Portuguese version will prevail in case of discrepancy.

EQUATOR EXPLORATION STP BLOCK 12 LIMITED

Signature: /s/ Olapade Durotoye

Name: OLAPADE DUROTOYE

Position: DIRECTOR

Date: MARCH 31, 2016

KOSMOS ENERGY SAO TOME AND PRINCIPE

Signature: /s/ Scott Davis

Name: SCOTT DAVIS

Position: DIRECTOR BUSINESS DEVELOPMENT

(POWER OF ATTORNEY)

Date: MARCH 31, 2016

By its agreement to this Deed of Assignment, the Agência Nacional do Petróleo de São Tomé e Príncipe, representing THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE and as a party in the Contract,  confirms the authorization to the above referred Assignment of the Assigned Interest and that it will not exercise any preferential rights in relation to the Assignment. It further expresses its agreement to the Assignment.

Signature: /s/ Orlando Sousa Pontes

Name: ORLANDO SOUSA PONTES

Position: EXECUTIVE DIRECTOR

Date: MARCH 31, 2016